Exhibit 24.1

UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIRLINES, INC.

Power of Attorney

FORM S-3
Registration Statement
Under
The Securities Act of 1933

The undersigned officers and/or directors of United Continental Holdings, Inc. (“UAL”) and United Airlines, Inc. (“United”) do hereby constitute and appoint Jeffery A. Smisek, John D. Rainey, Brett J. Hart, and Chris Kenny, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities as officer and/or director which such person or persons may deem necessary or advisable to enable UAL and/or United to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to the offering of debt securities, equity securities and other securities specified therein, including but not limited to guarantees of debt securities, shares of preferred stock, shares of common stock, warrants for the purchase of the foregoing securities, stock purchase contracts, stock purchase units, pass through certificates and enhanced equipment trust certificates, and subscription rights to purchase the foregoing securities (the “Registration Statement”).  Such appointment to act specifically includes, but is not limited to, the power and authority to sign for the undersigned in the capacity as a director and/or officer of UAL and/or United the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all supplements and exhibits thereto, and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform in the name of on behalf of the undersigned, in any and all capacities, each and every act and thing necessary or desirable to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying, approving and confirming all that said attorney-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

Executed as of the 9th day of April, 2015.

By:	/s/ Carolyn Corvi
Name: Carolyn Corvi
Title: Director of United Continental Holdings, Inc.

UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIRLINES, INC.

Power of Attorney

FORM S-3
Registration Statement
Under
The Securities Act of 1933

The undersigned officers and/or directors of United Continental Holdings, Inc. (“UAL”) and United Airlines, Inc. (“United”) do hereby constitute and appoint Jeffery A. Smisek, John D. Rainey, Brett J. Hart, and Chris Kenny, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities as officer and/or director which such person or persons may deem necessary or advisable to enable UAL and/or United to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to the offering of debt securities, equity securities and other securities specified therein, including but not limited to guarantees of debt securities, shares of preferred stock, shares of common stock, warrants for the purchase of the foregoing securities, stock purchase contracts, stock purchase units, pass through certificates and enhanced equipment trust certificates, and subscription rights to purchase the foregoing securities (the “Registration Statement”).  Such appointment to act specifically includes, but is not limited to, the power and authority to sign for the undersigned in the capacity as a director and/or officer of UAL and/or United the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all supplements and exhibits thereto, and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform in the name of on behalf of the undersigned, in any and all capacities, each and every act and thing necessary or desirable to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying, approving and confirming all that said attorney-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

Executed as of the 9th day of April, 2015.

By:	/s/ Richard A. Delaney
Name: Richard A. Delaney
Title: Director of United Continental Holdings, Inc.

UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIRLINES, INC.

Power of Attorney

FORM S-3
Registration Statement
Under
The Securities Act of 1933

The undersigned officers and/or directors of United Continental Holdings, Inc. (“UAL”) and United Airlines, Inc. (“United”) do hereby constitute and appoint Jeffery A. Smisek, John D. Rainey, Brett J. Hart, and Chris Kenny, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities as officer and/or director which such person or persons may deem necessary or advisable to enable UAL and/or United to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to the offering of debt securities, equity securities and other securities specified therein, including but not limited to guarantees of debt securities, shares of preferred stock, shares of common stock, warrants for the purchase of the foregoing securities, stock purchase contracts, stock purchase units, pass through certificates and enhanced equipment trust certificates, and subscription rights to purchase the foregoing securities (the “Registration Statement”).  Such appointment to act specifically includes, but is not limited to, the power and authority to sign for the undersigned in the capacity as a director and/or officer of UAL and/or United the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all supplements and exhibits thereto, and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform in the name of on behalf of the undersigned, in any and all capacities, each and every act and thing necessary or desirable to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying, approving and confirming all that said attorney-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

Executed as of the 9th day of April, 2015.

By:	/s/ Jane C. Garvey
Name: Jane C. Garvey
Title: Director of United Continental Holdings, Inc.

UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIRLINES, INC.

Power of Attorney

FORM S-3
Registration Statement
Under
The Securities Act of 1933

The undersigned officers and/or directors of United Continental Holdings, Inc. (“UAL”) and United Airlines, Inc. (“United”) do hereby constitute and appoint Jeffery A. Smisek, John D. Rainey, Brett J. Hart, and Chris Kenny, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities as officer and/or director which such person or persons may deem necessary or advisable to enable UAL and/or United to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to the offering of debt securities, equity securities and other securities specified therein, including but not limited to guarantees of debt securities, shares of preferred stock, shares of common stock, warrants for the purchase of the foregoing securities, stock purchase contracts, stock purchase units, pass through certificates and enhanced equipment trust certificates, and subscription rights to purchase the foregoing securities (the “Registration Statement”).  Such appointment to act specifically includes, but is not limited to, the power and authority to sign for the undersigned in the capacity as a director and/or officer of UAL and/or United the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all supplements and exhibits thereto, and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform in the name of on behalf of the undersigned, in any and all capacities, each and every act and thing necessary or desirable to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying, approving and confirming all that said attorney-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

Executed as of the 9th day of April, 2015.

By:	/s/ James J. Heppner
Name: James J. Heppner
Title: Director of United Continental Holdings, Inc.

UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIRLINES, INC.

Power of Attorney

FORM S-3
Registration Statement
Under
The Securities Act of 1933
The undersigned officers and/or directors of United Continental Holdings, Inc. (“UAL”) and United Airlines, Inc. (“United”) do hereby constitute and appoint Jeffery A. Smisek, John D. Rainey, Brett J. Hart, and Chris Kenny, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities as officer and/or director which such person or persons may deem necessary or advisable to enable UAL and/or United to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to the offering of debt securities, equity securities and other securities specified therein, including but not limited to guarantees of debt securities, shares of preferred stock, shares of common stock, warrants for the purchase of the foregoing securities, stock purchase contracts, stock purchase units, pass through certificates and enhanced equipment trust certificates, and subscription rights to purchase the foregoing securities (the “Registration Statement”).  Such appointment to act specifically includes, but is not limited to, the power and authority to sign for the undersigned in the capacity as a director and/or officer of UAL and/or United the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all supplements and exhibits thereto, and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform in the name of on behalf of the undersigned, in any and all capacities, each and every act and thing necessary or desirable to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying, approving and confirming all that said attorney-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

Executed as of the 9th day of April, 2015.

By:	/s/ Walter Isaacson
Name: Walter Isaacson
Title: Director

UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIRLINES, INC.

Power of Attorney

FORM S-3
Registration Statement
Under
The Securities Act of 1933

The undersigned officers and/or directors of United Continental Holdings, Inc. (“UAL”) and United Airlines, Inc. (“United”) do hereby constitute and appoint Jeffery A. Smisek, John D. Rainey, Brett J. Hart, and Chris Kenny, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities as officer and/or director which such person or persons may deem necessary or advisable to enable UAL and/or United to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to the offering of debt securities, equity securities and other securities specified therein, including but not limited to guarantees of debt securities, shares of preferred stock, shares of common stock, warrants for the purchase of the foregoing securities, stock purchase contracts, stock purchase units, pass through certificates and enhanced equipment trust certificates, and subscription rights to purchase the foregoing securities (the “Registration Statement”).  Such appointment to act specifically includes, but is not limited to, the power and authority to sign for the undersigned in the capacity as a director and/or officer of UAL and/or United the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all supplements and exhibits thereto, and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform in the name of on behalf of the undersigned, in any and all capacities, each and every act and thing necessary or desirable to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying, approving and confirming all that said attorney-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

Executed as of the 9th day of April, 2015.

By:	/s/ Henry L. Meyer III
Name: Henry L. Meyer III
Title: Director of United Continental Holdings, Inc.

UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIRLINES, INC.

Power of Attorney

FORM S-3
Registration Statement
Under
The Securities Act of 1933

The undersigned officers and/or directors of United Continental Holdings, Inc. (“UAL”) and United Airlines, Inc. (“United”) do hereby constitute and appoint Jeffery A. Smisek, John D. Rainey, Brett J. Hart, and Chris Kenny, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities as officer and/or director which such person or persons may deem necessary or advisable to enable UAL and/or United to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to the offering of debt securities, equity securities and other securities specified therein, including but not limited to guarantees of debt securities, shares of preferred stock, shares of common stock, warrants for the purchase of the foregoing securities, stock purchase contracts, stock purchase units, pass through certificates and enhanced equipment trust certificates, and subscription rights to purchase the foregoing securities (the “Registration Statement”).  Such appointment to act specifically includes, but is not limited to, the power and authority to sign for the undersigned in the capacity as a director and/or officer of UAL and/or United the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all supplements and exhibits thereto, and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform in the name of on behalf of the undersigned, in any and all capacities, each and every act and thing necessary or desirable to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying, approving and confirming all that said attorney-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

Executed as of the 9th day of April, 2015.

By:	/s/ Oscar Munoz
Name: Oscar Munoz
Title: Director of United Continental Holdings, Inc.

UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIRLINES, INC.

Power of Attorney

FORM S-3
Registration Statement
Under
The Securities Act of 1933

The undersigned officers and/or directors of United Continental Holdings, Inc. (“UAL”) and United Airlines, Inc. (“United”) do hereby constitute and appoint Jeffery A. Smisek, John D. Rainey, Brett J. Hart, and Chris Kenny, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities as officer and/or director which such person or persons may deem necessary or advisable to enable UAL and/or United to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to the offering of debt securities, equity securities and other securities specified therein, including but not limited to guarantees of debt securities, shares of preferred stock, shares of common stock, warrants for the purchase of the foregoing securities, stock purchase contracts, stock purchase units, pass through certificates and enhanced equipment trust certificates, and subscription rights to purchase the foregoing securities (the “Registration Statement”).  Such appointment to act specifically includes, but is not limited to, the power and authority to sign for the undersigned in the capacity as a director and/or officer of UAL and/or United the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all supplements and exhibits thereto, and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform in the name of on behalf of the undersigned, in any and all capacities, each and every act and thing necessary or desirable to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying, approving and confirming all that said attorney-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

Executed as of the 9th day of April, 2015.

By:	/s/ William R. Nuti
Name: William R. Nuti
Title: Director of United Continental Holdings, Inc.

UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIRLINES, INC.

Power of Attorney

FORM S-3
Registration Statement
Under
The Securities Act of 1933

The undersigned officers and/or directors of United Continental Holdings, Inc. (“UAL”) and United Airlines, Inc. (“United”) do hereby constitute and appoint Jeffery A. Smisek, John D. Rainey, Brett J. Hart, and Chris Kenny, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities as officer and/or director which such person or persons may deem necessary or advisable to enable UAL and/or United to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to the offering of debt securities, equity securities and other securities specified therein, including but not limited to guarantees of debt securities, shares of preferred stock, shares of common stock, warrants for the purchase of the foregoing securities, stock purchase contracts, stock purchase units, pass through certificates and enhanced equipment trust certificates, and subscription rights to purchase the foregoing securities (the “Registration Statement”).  Such appointment to act specifically includes, but is not limited to, the power and authority to sign for the undersigned in the capacity as a director and/or officer of UAL and/or United the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all supplements and exhibits thereto, and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform in the name of on behalf of the undersigned, in any and all capacities, each and every act and thing necessary or desirable to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying, approving and confirming all that said attorney-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

Executed as of the 9th day of April, 2015.

By:	/s/ Laurence E. Simmons
Name: Laurence E. Simmons
Title: Director of United Continental Holdings, Inc.

UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIRLINES, INC.

Power of Attorney

FORM S-3
Registration Statement
Under
The Securities Act of 1933

The undersigned officers and/or directors of United Continental Holdings, Inc. (“UAL”) and United Airlines, Inc. (“United”) do hereby constitute and appoint Jeffery A. Smisek, John D. Rainey, Brett J. Hart, and Chris Kenny, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities as officer and/or director which such person or persons may deem necessary or advisable to enable UAL and/or United to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to the offering of debt securities, equity securities and other securities specified therein, including but not limited to guarantees of debt securities, shares of preferred stock, shares of common stock, warrants for the purchase of the foregoing securities, stock purchase contracts, stock purchase units, pass through certificates and enhanced equipment trust certificates, and subscription rights to purchase the foregoing securities (the “Registration Statement”).  Such appointment to act specifically includes, but is not limited to, the power and authority to sign for the undersigned in the capacity as a director and/or officer of UAL and/or United the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all supplements and exhibits thereto, and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform in the name of on behalf of the undersigned, in any and all capacities, each and every act and thing necessary or desirable to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying, approving and confirming all that said attorney-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

Executed as of the 9th day of April, 2015.

By:	/s/ David J. Vitale
Name: David J. Vitale
Title: Director of United Continental Holdings, Inc.

UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIRLINES, INC.

Power of Attorney

FORM S-3
Registration Statement
Under
The Securities Act of 1933

The undersigned officers and/or directors of United Continental Holdings, Inc. (“UAL”) and United Airlines, Inc. (“United”) do hereby constitute and appoint Jeffery A. Smisek, John D. Rainey, Brett J. Hart, and Chris Kenny, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities as officer and/or director which such person or persons may deem necessary or advisable to enable UAL and/or United to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to the offering of debt securities, equity securities and other securities specified therein, including but not limited to guarantees of debt securities, shares of preferred stock, shares of common stock, warrants for the purchase of the foregoing securities, stock purchase contracts, stock purchase units, pass through certificates and enhanced equipment trust certificates, and subscription rights to purchase the foregoing securities (the “Registration Statement”).  Such appointment to act specifically includes, but is not limited to, the power and authority to sign for the undersigned in the capacity as a director and/or officer of UAL and/or United the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all supplements and exhibits thereto, and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform in the name of on behalf of the undersigned, in any and all capacities, each and every act and thing necessary or desirable to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying, approving and confirming all that said attorney-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

Executed as of the 9th day of April, 2015.

By:	/s/ John H. Walker
Name: John H. Walker
Title: Director of United Continental Holdings, Inc.

UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIRLINES, INC.

Power of Attorney

FORM S-3
Registration Statement
Under
The Securities Act of 1933

The undersigned officers and/or directors of United Continental Holdings, Inc. (“UAL”) and United Airlines, Inc. (“United”) do hereby constitute and appoint Jeffery A. Smisek, John D. Rainey, Brett J. Hart, and Chris Kenny, or any of them, as the undersigned’s true and lawful attorneys in fact and agents to do any and all acts and things in the undersigned’s name and behalf in the undersigned’s capacities as officer and/or director, and to execute any and all instruments for the undersigned and in the undersigned’s name in the capacities as officer and/or director which such person or persons may deem necessary or advisable to enable UAL and/or United to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in connection with a universal automatic shelf Registration Statement on Form S-3 relating to the offering of debt securities, equity securities and other securities specified therein, including but not limited to guarantees of debt securities, shares of preferred stock, shares of common stock, warrants for the purchase of the foregoing securities, stock purchase contracts, stock purchase units, pass through certificates and enhanced equipment trust certificates, and subscription rights to purchase the foregoing securities (the “Registration Statement”).  Such appointment to act specifically includes, but is not limited to, the power and authority to sign for the undersigned in the capacity as a director and/or officer of UAL and/or United the Registration Statement, and any and all amendments (including post-effective amendments) thereto, and to file the same, with all supplements and exhibits thereto, and all other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform in the name of on behalf of the undersigned, in any and all capacities, each and every act and thing necessary or desirable to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying, approving and confirming all that said attorney-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

Executed as of the 9th day of April, 2015.

By:	/s/ Charles A. Yamarone
Name: Charles A. Yamarone
Title: Director of United Continental Holdings, Inc.